UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
__________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2023 (September 5, 2023)
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Cano Health, Inc.
(Exact name of registrant as specified in its charter)
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Commission File Number: 001-39289

Delaware
(State or other jurisdiction of incorporation or organization)

9725 NW 117th Avenue, Miami, FL
(Address of principal executive offices)

98-1524224
(IRS Employer Identification No.)

33178
(Zip Code)
(855) 226-6633
(Registrant's telephone number, including area code)
________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	CANO	The New York Stock Exchange
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	CANO/WS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 5, 2023, Cano Health, Inc. (“Cano Health” or the “Company”) was notified by NYSE Regulation Inc. (the “NYSE”) that it is not in compliance with Section 802.01C of the NYSE Listed Company Manual (the “Listing Rule”) because the average closing stock price of a share of the Company’s Class A common stock was less than $1.00 per share over a consecutive 30 trading-day period.

Pursuant to the Listing Rule, the Company has 6 months following the NYSE notification to regain compliance with the Listing Rule, during which time the Company’s Class A common stock will continue to be listed on the NYSE. If the Company determines that it will cure the price condition by taking an action requiring stockholder approval, such as a reverse stock split, the 6-month window may be extended if the Company obtains stockholder approval by no later than its next annual stockholders’ meeting and implements the action promptly thereafter.

The Company immediately notified the NYSE that to regain compliance with the Listing Rule, the Company intends to take steps to increase the value of shares of its Class A common stock through executing its previously-announced business strategy and is considering its other options for regaining compliance with the Listing Rule, including effecting a reverse stock split, subject to stockholder approval, which it would seek to obtain no later than at the Company’s next annual stockholders’ meeting.

On September 11, 2023, the Company issued a press release (the "Press Release") regarding, among other things, the foregoing events. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety into this Item 3.01.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

Exhibit Number	Description
99.1	Press release dated September 11, 2023

Forward-Looking Statements: This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements relate to future events and involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These forward-looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “believes,” “foresees,” “forecasts,” “plans,” “intends,” “estimates” or other words or phrases of similar import, including, without limitation, statements regarding our anticipated performance, operations, financial strength, potential, and prospects for long-term shareholder value creation, our anticipated results of operations, including our business strategies, our projected costs, prospects and plans, and other aspects of our operations or operating results, as well as statements made in this report regarding the Company’s plans to regain compliance with the Listing Rule by taking steps to increase the value of shares of its Class A common stock through executing its previously-announced business strategy and considering its other options, including effecting a reverse stock split, subject to stockholder approval, which it would seek to obtain no later than at the Company’s next annual stockholders’ meeting. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on our results of operations and financial condition. Important risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, changes in market or industry conditions, the regulatory environment, competitive conditions, and/or consumer receptivity to our services; changes in our strategy, future operations, prospects and plans; developments and uncertainties related to the Direct Contracting Entity program; our ability to realize expected financial results, including with respect to patient membership, total revenue and earnings; our ability to predict and control our medical cost ratio; our ability to grow market share in existing markets and continue our growth; our ability to integrate our acquisitions and achieve desired synergies; our ability to maintain our relationships with health plans and other key payors; our future capital requirements and sources and uses of cash, including funds to satisfy our liquidity needs; our ability to attract and retain members of management and our Board of Directors; and/or our ability to recruit and retain qualified team members and independent physicians. Actual results may also differ materially from such forward-looking statements for a number of other reasons, including those set forth in our filings with the SEC, including, without limitation, in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 15, 2023, as amended by our Annual Report on Form 10-K/A, filed with the SEC on April 7, 2023 (the “2022 Form 10-K”), as well as our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that we have filed or will file with the SEC during 2023 (which may be viewed on the SEC’s website at http://www.sec.gov or on our website at http://www.investors.canohealth.com/ir-home), as well as reasons including, without limitation, our experiencing delays or difficulties in, and/or unexpected or less than anticipated results from its efforts to regain compliance with the NYSE Listing Rule, whether due to difficulties in implementing the Company’s business strategy, such as resulting from less than expected liquidity and/or difficulties and/or delays in consummating one or more transactions to sell all or part of the Company and/or difficulties and/or delays in consummating a reverse stock split on the expected timeline (whether due to difficulties in obtaining stockholder approval or otherwise) and the impact of future decreases in the price of shares of the Company’s Class A common stock due to, among other things, the announcement of a split, our inability to make our stock more attractive to a broader range of investors or an inability to increase the stock price in an amount sufficient to satisfy compliance with the NYSE's Listing Rule. For a detailed discussion of other risks and uncertainties that could cause our actual results to differ materially from those expressed or implied by the forward-looking statements, please refer to our filings with the SEC, including, without limitation, our 2022 Form 10-K. Factors other than those listed above could also cause our results to differ materially from expected results. Forward-looking statements speak only as of the date they are made and, except as required by law, we undertake no obligation or duty to publicly update or revise any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in general U.S. or international economic, industry conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after the issuance of this report. Additionally, the business and financial materials and any other statement or disclosure on or made available through the Company’s websites or other websites referenced herein shall not be incorporated by reference into this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CANO HEALTH, INC.

Date: September 11, 2023	By:	/s/ Brian D. Koppy
Brian D. Koppy
Chief Financial Officer